WUHAN GENERAL

March 2010







WUHAN GENERAL GROUP (CHINA), INC. (NASDAQ: WUHN)

Investor Presentation

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The words “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “projects,” “should,” and similar expressions, or the negatives of such terms, identify forward-looking statements. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the industrial blower and turbine markets, vulnerability of our business to general economic downturn, the effects of PRC environmental controls, our ability to increase our market share, the fulfillment of our backlog orders, the availability of funds under our new loan agreement, changes to management or key personnel, risks associated with conducting business in China and other risks detailed in the Company’s filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Equity Snap Shot

Ticker Symbol	NASDAQ: WUHN
Fiscal Year End	December 31
Share Price (1/21/2010)	$2.20
Shares Outstanding	39.1 million
Market Capitalization^	$86.1 million
Revenue (ttm)	$88.0 million
Net Income (ttm)*	$11.9 million
Diluted EPS (ttm)**	$0.26
P/E (ttm) **	8.5x
EV/EBITDA (ttm)	7.8x
P/B (mrq)	0.9x

*Adjusted: Excludes one-time and non-cash charges, including those related to stock penalties for late listing on NASDAQ

**Based on adjusted earnings available to common shareholders

^Based on 39,135,314 weighted average diluted shares outstanding

WUHAN GENERAL

Investment Highlights

- Growth opportunities from government mandate for environmental protection and demand for electricity
- Only non-government player among top five blower and turbine producers
- Potential to take market share from SOEs due to lower costs and greater flexibility
- Strong barriers to entry – brand equity, technology, investment
- Strong capabilities in R&D and design with experienced management team

WUHAN GENERAL

Company Overview

- One of China's leading providers for industrial blowers, steam turbines and water turbines
- Headquartered in Wuhan, Hubei Province
- Three subsidiaries: Wuhan Blower, Wuhan Generating Equipment and Wuhan Xingelin Equipment, all based in Wuhan
- Approximately 830 employees; advanced proprietary R&D technology
- The only non state-owned top five player in blower and turbine business

Revenue 9M 2009 $59.9 M



Parts and Equipment 0.5%
Turbines 45.7%
Blowers 53.8%



WUHAN GENERAL

Corporate Milestones and Recent Achievements

2009:
- Installation of customized equipment in new turbine facility will be completed with annual capacity of 7,000MW
- Acquired Wuhan Xingelin

2008:
- Successfully upgraded to NASDAQ

2007:
- Went public raising $24 million in proceeds
- Completed a share exchange and changed corporate name to Wuhan General Group (China), Inc.

2006:
- Successfully obtained ISO 9001 certification

2005:
- Began production at new blower manufacturing facility and opened new administrative headquarters and new R&D facility with acoustics lab
- Initiated blower production

2004:
- Wuhan Blower was privatized by Mr. Jie Xu

1958:
- Wuhan Blower was founder as a Chinese State-Owned Enterprise

WUHAN GENERAL

Growing Pains of China's Industrialization

- Over the past several years, China's growth rate has consistently surpassed most developing economies
- Until recently, absolute GDP growth has been pursued at the expense efficiency and sustainability
- Water and air pollution are now chronic problems throughout the country
- Basic Infrastructure, including water systems, sewage systems and power supplies are struggling to keep pace with development


China GDP
%
15
10
5
0
400000
300000
200000
100000
0
Year
2003 2004 2005 2006 2007 2008
YOY Growth Rate
100 million RMB

Source: China National Statistics Bureau



Satellite image of China pollution cloud

China's Demand for Electricity Outstrips Supply



Steam Power Capacity
(GW)
800
700
600
500
400
300
200
100
0
16%
8%
391
484
554
610
665
711
2005
2006
2007
2008E
2009E
2010E



Hydro Power Capacity
(GW)
250
200
150
100
50
0
11%
12%
117
130
145
163
179
204
2005
2006
2007
2008E
2009E
2010E

Per capita power consumption in China is significantly lower than developed nations, about 1/3 of EU and Japan, and 1/5 of US

Power shortages nationwide have routinely caused rolling black outs over the past several years in the summer months due to excessive demand

Source: China Electric Power Yearbook, China Electricity Council, and Gao Hua Securities Research estimates

Strong Selection of Steam and Water Turbines

- **Steam turbines, up to 100MW, are used in large industrial facilities to generate electricity from excess steam (energy recovery) and also in thermal power plants**
- **Turbine product margin of roughly 22% - 25%**
- **Water turbines, up to 50MW, are used in hydro power plants**
- **Product types: Regular steam turbines – designed for maximum efficiency**

  Co-generation steam turbines – Utilize "waste steam" in paper and chemical plants

  Heat-centric steam turbines – designed for home and factory use

  Variable pressure output steam turbines – uses waste steam at two or more pressures

  Water turbines – used at hydropower facilities







Turbine Growth Driven by Energy Recovery and Power Generation

2009 9 Month Turbine Revenue by Segment


60%
40%

2009 4Q Expected Turbine Revenue by Segment

Based on Backlog Orders


80%
20%

Hydro Power Plant
Small to medium scale hydro electric power plants

Steam - Energy Recovery
Co-generators using waste heat emitted by manufacturing processes

WUHAN GENERAL

China's Pollution Reduction Plans

- China is now the global leader in greenhouse emissions, having over taken the US*

- Coal fired power plants account for 50% of SO_2 emission in China; China consumes about twice as much coal each year as the United States, even though its total energy demand in 2007 was about 21% less**

- Government mandate to reduce thermal power plant SO_2 emissions by 57.8% from 2005 levels

- Due in large part to this, the Chinese market for industrial blowers is forecast to be approximately $1.9 billion in 2010***





*OECD **British Petroleum (BP) ***China Blower Association

WUHAN GENERAL

Blower Demand Driven by Pollution Control and Infrastructure Build Out

- Industrial blowers are used to move large amounts of air through industrial processes primarily related to air pollution control and power generation
- Blower production will benefit both from efforts to lower pollution levels and construction of new power plants


2009 Q3 Blower Revenue by Segment
60.0%
10.0%
30.0%
Air Pollution Control
key component of sulfur dioxide reduction equipment for steel companies and thermal power plants
Ventilation
subway and tunnels, mines as well as aeration in sewage treatment plants
Auxiliary Furnace Equipment
feed industrial furnaces with both air and coal dust and clean furnace exhaust

A Glance at Blowers and Pollution Reduction


Air Supply Blowers
Coal Dust Blowers
FURNACE
Pollution Fans
POLLUTION UNIT
Exhaust Fans

- **Wuhan General provides blowers to complement every niche in the power generation process**
  - Air supply and coal dust blowers for furnaces
  - Pollution blowers for sulfur dioxide dissipation
  - Exhaust blowers to expel fumes

Diversified Array of Industrial Blowers

- 15-20% of blower revenue comes from services and replacement parts
- Gross margin of 25% for blower products
- Each blower is customized according to different applications
- Designed to withstand the most arduous conditions with proprietary technology
- Main product types:

  axial fans – operate under low pressure

  centrifugal blowers – used in high pressure

  exhaust silencers – reduce noise level of

  exhaust systems







Strong Customer Base and Established Market Channels

- Wuhan General has a leading sales force
- It has over 300 customers for its blower division and over 30 for its turbine segment
- Sales offices covering major cities including: Xi'an, Guangzhou, Shanghai, Beijing, Chongqing and Nanjing
- Sales wins based on strong customer relationships, competitive price, strong brand name, high quality products and tailored customer service
- Superior after sales services allow Wuhan General to gain market share at the expense of state-owned competitors


Beijing
Xi'an
Nanjing
Shanghai
Chongqing
Guangzhou

Up to 15 Percent Cost Advantage Vs. State-Owned Competitors



SOE Blower Cost as % of Revenue*
85%
10-15% labor saving
3% material savings
Wuhan General Blower Cost as % Revenue
70%
Labor
2%
Steel
25%
Other Raw Materials
28%
Conversion
14%
Other
1%

With our cost advantage, our growth strategy is focused on taking market share from state-owned competition

*based on margins of SOEs Dongfang Electric (SEHK:1072) and Harbin Power Equipment (SEHK:1133)

WUHAN GENERAL

Sole Private Top Five Player in Blower and Turbine Segments

Blower Market Share(1)		Steam Turbine Market Share(1)		Water Turbine Market Share(1)	
Market Size	$435MM		$500MM		$500MM
Top Five	27.7%		62.8%		60.5%
▪ Shenyang Group	7.3%	▪ Nanjing Steam	25.2%	▪ Nanping Hydro	17.8%
▪ Shanghai Blower Works	6.8%	▪ Qingdao Steam	20.8%	▪ Chongqing Hydro	16.0%
▪ Wuhan General	6.3%	▪ Wuhan Steam	14.6%	▪ Kunming Hydro	14.4%
▪ Shanxi Blower	3.7%	▪ Hangzhou Steam	7.1%	▪ Dongfeng Hydro	10.1%
▪ Howden Engineering	3.7%	▪ Wuhan General	5.1%	▪ Wuhan General	3.2%

(1)Market shares are based on industry association reports and management estimate for the segment Wuhan General competes in – namely blowers with rotors greater than 5.2 feet, steam turbines up to 100MW and water turbines up to 50MW

WUHAN GENERAL

Commitment to Quality and R&D, Tailored Solutions

- 50 senior professionals, of which 10 enjoy special government subsidies
- Licensed technology from Mitsubishi
- One of the few Chinese companies capable of making variable angled blades
- Established one of the three major national testing centers for industrial blowers
- Recipient of national gold awards for turbine products
- Solid relationships with the Science and Technology University of Central China, Jiaotong University and the Acoustic Institute of the China Science Academy


证 书
金 奖


证 书
金 奖

Extensive Manufacturing Facilities and Capabilities

Blower Manufacturing

- Blower manufacturing facilities occupy over 430,000 square feet set on 30 acres
- Annual production of approximately 620 units
- Features more than 100 pieces of cutting-edge, modern equipment including high-precision dynamic balancing machines, a numerically controlled machining center and numerically controlled cutters



Turbine Manufacturing

- New turbine facility covers an area of over 300,000 square feet
- Includes 50 pieces of advanced high-precision dynamic balancing machines
- Annual turbine production capacity will reach 7,000MW when the facility is fully functional



Newly built manufacturing facility

Added Manufacturing Capacity from Wuhan Xingelin

- **Acquired Wuhan Xingelin in February 2009**
- **Facility equipped with advanced machining equipment**
- **Manufacturing capacity:**
  - 180 sets of couplings, 50 sets of machining centers, 20 sets of heavy machine tools

Contribution of Wuhan Xingelin:

1. Parts and components for Wuhan Blower and Wuhan Generating	2. Parts and equipment for automotive and other industries
→ Lower manufacturing costs and scalable manufacturing capacity of core business	→ Added revenue from sales to third parties

Multifaceted Growth Strategy

- Continue to grow market share in existing businesses, taking market share from state-owned enterprises
- Leverage strong brand equity and precision technology
- Continue to cooperate with leading academic agencies and institutions in R&D
- Expand customer base and deliver tailored service
- Expand facilities using new land acquisition

Become leading blower and turbine Producer in China

Strong and Experienced Management Team

Mr. Jie Xu Chairman and CEO

- Served as Chairman and CEO of Wuhan Blower since 2004
- Over 20 years of industry experience, including 10 years at Wuhan Blower's sales department prior to privatization

Mr. Philip Lo, CFO

- Joined Wuhan General in January 2010
- CPA with close to 20 years of auditing and corporate accounting experience in greater China

Mr. Zengke Ge, General Manager, Turbine Division

- Prior to Wuhan General, general manager with Wuhan Changli Power Station Equipment Co. Ltd and several other companies
- 20 years of industry experience

Mr. Qihai Jin, General Manager, Xingelin Division

- Served as general manager at Wuhan Blower since October 2006
- Over 30 years of experience in production and management in the manufacturing industry

Mr. Juntao Chen, General Manager, Blower Division

- Prior joining Wuhan General, Mr. Chen held managerial roles in real estate and industrial companies in China

Revenue and Net Income Growth



Revenue in Millions of USD
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
Blower
Turbine
CAGR=166.5%
$16.7
$82.5
$118.6
$88- $92
46.3
44.2
27.4
32.3
Blower
Turbine
2006
2007
2008
2009 E
9Mon 2008
9Mon 2009



Net Income in Millions of USD
25.0
20.0
15.0
10.0
5.0
0.0
CAGR=199.3%
$2.4
$14.9
$21.5
$9-$10
$14.9
$5.3
2006
2007
2008(1)
2009 E(1)
9Mos 2008(1)
9Mos 2009(1)

(1) Excludes one-time and non-cash charges, including those related to stock penalties for late listing on NASDAQ

Summary Income Statement

($MM)	9Mos 09	9Mos 08	2008	2007	2006
Revenue	59.9	90.6	118.6	82.5	16.7
Gross Profit	14.7	27.6	34.2	25.1	7.8
EBITDA	10.3	20.0	25.0	17.3	4.9
Net Income	4.8*	11.1*	21.5*	14.9	3.2
Revenue Growth	-37.8%	43.8%	43.8%	394.0%	
Net Income Growth	33.8%		44.6%	364.3%	

	9Mos 09	9Mos 08	2008	2007	2006
Gross Margin	24.6%	30.5%	28.8%	30.4%	46.8%
EBITDA Margin	17.2%	22.1%	21.0%	21.0%	29.1%
Net Margin	7.9%*	12.3%*	18.1%*	18.0%	19.2%

* *Excludes one-time and non-cash charges, including those related to stock penalties for late listing on NASDAQ*

WUHAN GENERAL

Balance Sheet and Cash Flow Summary

($MM)	9/30/2009	12/31/2008	12/31/2007	12/31/2006
Cash	0.8	2.8	1.0	0.2
Total Current Assets	98.1	88.8	67.8	31.0
Total Assets	162.0	155.1	100.4	50.4
Total Liabilities	63.6	61.5	45.0	31.5
Shareholder's Equity	98.4	93.6	55.4	18.9

	2009 (9 months)	2008 (YE)	2007 (YE)	2006 (YE)
Cash from Operating Activities	(3.8)	16.8	(11.1)	(1.8)
Net Change in Cash	(2.0)	(2.4)	(1.8)	(0.4)

WUHAN GENERAL

Capital Structure

Debt – Nine months ended September 30, 2009	(In thousands)
Bank Loans and Notes	31,244

Signed a long-term loan agreement for $44.4 million on November 11, 2009

Equity – Nine months ended September 30, 2009	(In thousands)
Common Stock Outstanding	25,352
Conversion of Preferred Stock	12,596
Exercise of Warrants*	12,266
Exercise of Stock Options	80
Total number of shares of fully diluted common stock	50,293

*Warrants have exercise prices ranging from $2.57 to $2.83 and expiration dates ranging from February 7, 2012 to February 7, 2017

WUHAN GENERAL

Attractive Valuation

	Ticker	Price (11/13/09)	Market Cap	EPS (ttm)	P/E (ttm)	P/S (ttm)	P/B (mrq)
Wuhan General Group (China) Inc.	WUHN	**$2.38**	**$93.1M**	**$0.30***	**8.0***	**1.1**	**0.9**
Harbin Power Equipment Co.** Ltd.	HK:1133	HK$7.39	HK$7.39B	HK$0.53	12.9	0.3	1.08
Dongfang Electric Corp, Ltd.**	HK:1072	HK$42.95	HK$37.88B	HK$1.04	42	1.34	12.86
Flanders Corp	FLDR	$4.86	$126.7M	($0.32)	NA	0.58	1.38
Fuel Tech Inc.	FTEK	$10.20	$246.9M	($0.13)	NA	3.5	3.2
MFRI Inc.	MFRI	$6.51	$44.3M	$2.02	3.22	0.15	0.57
Cece Environmental Corp.	CECE	$3.76	$42.5 M	$0.15	24.8	0.33	1.21
Average (excluding WUHN)					**20.7**	**1.03**	**3.4**

*Net income (ttm) Excludes one-time and non-cash charges, including those related to stock penalties for late listing on NASDAQ

** For the period ended June 30, 2009

WUHAN GENERAL

Summary

- Growth opportunities from government mandate for environmental protection and demand for electricity
- Only non-government player among top five blower and turbine producers
- Potential to take market share from SOEs due to lower costs and greater flexibility
- Strong barriers to entry – brand equity, technology, investment
- Strong capabilities in R&D and design with experienced management team

WUHAN GENERAL

Thank You

Company Contact:

Mr. Kuang Yuan Dong, IR Director

Wuhan General Group (China), Inc.

Email: kuangyd998@163.com

Investor Relations:

Mr. Crocker Coulson, President

CCG Investor Relations Inc.

Phone: +1 646-213-1915 (New York)

Email: crocker.coulson@ccgir.com

www.ccgirasia.com

Auditor:

Samuel H. Wong & Co. LLP

400 Oyster Point Blvd. ste. 122

South San Francisco

CA 94080

Legal Counsel:

Paul Davis Fancher

Troutman Sanders LLP

600 Peachtree Street, N.E.

Suite 5200

Atlanta, Georgia 30308-2216

Telephone: (404) 885-3310

E-mail: paul.fancher@troutmansanders.com

Appendix: EBITDA Reconciliation

	9mon 2009	9mon 2008	2008	2007	2006
Operating Income	$8,378,568	$18,270,384	$22,622,220	$16,399,773	$3,725,743
Amortization	244,535	80,256	190,192	90,260	76,174
Depreciation	1,661,067	1,628,214	2,157,143	814,050	1,052,442
EBITDA	$10,284,170	$19,978,854	$24,969,555	$17,304,083	$4,854,359

WUHAN GENERAL

Appendix: Adjusted Net Income Reconciliation

	9 Months Ended 9/30/2009	9 Months Ended 9/30/2008
Net income	$4,140,239	$14,892,519
Penalty expense[1]	$1,153,439	-
Adjusted net income	$5,293,678	$14,892,519
Preferred dividends declared	$543,363	$3,760,831
Adjusted Income available to common shareholders	$4,750,315	$11,131,688
Diluted shares	38,324,011	45,365,361
Adjusted diluted EPS	$0.12	$0.25

[1]Non-cash penalty payment of 529,787 shares of the Company's common stock to certain investors resulting from the Company's failure to achieve listing status on NASDAQ by the date stipulated in the Company's February 2007 private placement agreement.

WUHAN GENERAL